SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2004

000-24478	38-3073622
(Commission File No.)	(IRS Employer Identification No.)

DEARBORN BANCORP, INC.

(Exact name of registrant as specified in its charter)

1360 Porter St, Dearborn, MI
(Address of Principal Executive Offices)

48124
(Zip Code)

(313) 565-5700
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
Press Release dated June 25, 2004

Item 5. Other Events

On June 25, 2004, the Registrant filed a form S-2 Registration Statement with the Securities and Exchange Commission. A copy of the press release announcing the Registration Statement is attached to this document as exhibit 99.1.

Item 7.      Exhibits

99.1	Press Release dated June 25, 2004, announcing Dearborn Bancorp, Inc.’s
Registration Statement Filing.

DEARBORN BANCORP, INC.
FORM 8-K (continued)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc.
(Registrant)

/s/ Jeffrey L. Karafa
Jeffrey L. Karafa
Treasurer and Chief Financial Officer

Date: June 28, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 25, 2004, announcing Dearborn Bancorp, Inc.’s
Registration Statement Filing.